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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2002

                                ----------------

                           PRUDENTIAL FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

     New Jersey                   001-16707                22-3703799
(State or other jurisdiction   (Commission File         (I.R.S. Employer
      of incorporation)           Number)               Identification No.)


                                751 Broad Street
                            Newark, New Jersey 07102
              (Address of principal executive offices and zip code)

                                 (973) 802-6000
              (Registrant's telephone number, including area code)

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Item 9.  Regulation FD Disclosure.

         Prudential Financial, Inc. ("the Company") is furnishing herewith the Statements Under Oath of its Principal Executive Officer and its Principal Financial Officer regarding facts and circumstances relating to Exchange Act Filings as Exhibits 99.1 and 99.2 hereto, respectively. Arthur F. Ryan, Principal Executive Officer of Prudential Financial, Inc., and Richard J. Carbone, Principal Financial Officer, signed these statements, which were filed with the Securities and Exchange Commission ("SEC") on August 14, 2002, pursuant to the SEC's Order No. 4-460 (June 27, 2002).

         In addition on August 14, 2002, the Company filed with the SEC its Quarterly Report on Form 10-Q for the period ended June 30, 2002, accompanied by the certifications of Arthur F. Ryan and Richard J. Carbone, its Chief Executive Officer and its Chief Financial Officer, respectively, required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The Company is furnishing copies of these certifications as Exhibits 99.3 and 99.4 hereto.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2002                    Prudential Financial, Inc.

                                         By: /s/  Anthony S. Piszel
                                         ---------------------------------------
                                         Name: Anthony S. Piszel
                                         Title: Controller (Principal Accounting
                                         Officer)

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                                  Exhibit Index

Exhibit
No.                              Description
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99.1      Statement Under Oath of Principal Executive Officer Regarding Facts
          and Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.3 Certification of Chief Executive Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.4 Certification of Chief Financial Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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